Exhibit 32.2

TELETOUCH COMMUNICATIONS, INC.

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

January 14, 2004

The undersigned J. Kernan Crotty appointed and incumbent officer of TELETOUCH COMMUNICATIONS, INC., a Delaware corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

Date: January 14, 2004	/s/ J. KERNAN CROTTY
J. Kernan Crotty President and Chief Financial Officer

34